EXHIBIT 99.1

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2003,

UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF EXISTING NOTES MAY

BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

FASTENTECH, INC.

LETTER OF TRANSMITTAL

11 1/2% SENIOR SUBORDINATED NOTES DUE 2011

TO: BNY MIDWEST TRUST COMPANY

THE EXCHANGE AGENT

By Registered or Certified Mail, Hand Delivery or	By Facsimile:
Overnight Courier:
(212)-298-1915
Bank of New York	Attention: Mr. Bernard Arsenec
Corporate Trust Operations—Reorganization Unit
101 Barclay Street—7 East	Confirm by Telephone
New York, N.Y. 10286	(212)-815-5098
Attention: Mr. Bernard Arsenec

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR

TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE

LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS

ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CARE-

FULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR EXISTING NOTES

PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW)

THEIR EXISTING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The undersigned acknowledges receipt of the Prospectus dated             , 2003 (the “Prospectus”) of FastenTech, Inc. (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s Offer to Exchange (the “Exchange Offer”) $145,000,000 principal amount of its 11 1/2 % Senior Subordinated Notes due 2011 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 11 1/2% Senior Subordinated Notes due 2011 (all such notes, other than the notes held by CVC Capital Funding, LLC, being the “Existing Notes”), of which $175,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. The $30,000,000 principal amount of the Company’s 11 1/2% Senior Subordinated Notes due 2011 that are held by CVC Capital Funding, LLC have not been registered under the Securities Act. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

For each Existing Note accepted for exchange, the holder of such Existing Note will receive an Exchange Note having a principal amount equal to that of the surrendered Existing Note. Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Existing Notes surrendered in exchange therefor. Holders of

Existing Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Existing Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Existing Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be used by Holders if: (i) certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Existing Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Existing Notes” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Existing Notes or (iii) tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term “Holder” with respect to the Exchange Offer means any person: (i) in whose name Existing Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) whose Existing Notes are held of record by DTC (or its nominee) who desires to deliver such Existing Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Holders of Existing Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s DTC account. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery or Agent’s Message relating thereto as described herein under Instruction 1, “Guaranteed Delivery Procedures.”

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR

EXISTING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS

ENTIRETY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE CHECKING ANY BOX BELOW

DESCRIPTION OF 11 1/2% SENIOR SUBORDINATED NOTES DUE 2011 (EXISTING NOTES)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)	Principal Amount Tendered (If Less Than All)**

*       Need not be completed by Holders tendering by book-entry transfer.

**     Unless indicated in the column labeled “Principal Amount Tendered,” any tendering Holder of Existing Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled “Aggregate Principal Amount Represented by Certificate(s).” If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

The minimum permitted tender is $1,000 in principal amount of Existing Notes.

All other tenders must be integral multiples of $1,000.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4, 5, and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Exchange Notes issued in exchange for Existing Notes accepted for exchange, or Existing Notes not tendered or not accepted for exchange, are to be issued in the name of someone other than the undersigned or, if such Existing Notes are being tendered by book-entry transfer, to someone other than DTC or to another account maintained by DTC.

To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue certificate(s) to:	Mail certificate(s) to:

Name	Name

Address	Address

(Include Zip Code)	(Include Zip Code)

(Taxpayer Identification or Social Security No.)	(Taxpayer Identification or Social Security No.)

DTC Acct. No.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Book-Entry Account No.                                                                     Transaction Code No.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

IF DELIVERED BY BOOK-ENTRY TRANSFER, PLEASE COMPLETE THE FOLLOWING:

Account Number                                                                                       Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND ARE RECEIVING NEW NOTES FOR YOUR OWN ACCOUNT IN EXCHANGE FOR EXISTING NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.

Name:

Address:

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Existing Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Existing Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Existing Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Existing Notes and Exchange Notes) with respect to the tendered Existing Notes with full power of substitution to (i) deliver certificates for such Existing Notes to the Company, or transfer ownership of such Existing Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Existing Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Exchange Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) that the Exchange Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Existing Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

If any tendered Existing Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Existing Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at such different address as may be indicated under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

The undersigned understands that tenders of Existing Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering Existing Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not accepted for exchange in the name(s) of the undersigned (or in either such event in the case of the Existing Notes tendered through DTC, by credit to the undersigned’s account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and any certificates for Existing Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s), unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not accepted for exchange in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Existing Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Existing Notes so tendered.

Holders of Existing Notes who wish to tender their Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

SIGNATURE PAGE

PLEASE SIGN HERE WHETHER OR NOT

EXISTING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X	, 2003
Date
X	, 2003
Signature(s) of Registered Holder(s) Date or Authorized Signatory	Date

Area Code and Telephone Number:

The above lines must be signed by the registered Holder(s) of Existing Notes as their name(s) appear(s) on the Existing Notes or, if the Existing Notes are tendered by a participant in DTC, as such participant’s name appears on a security position listing as the owner of Existing Notes, or by a person or persons authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):

(Please Print)

Capacity:

(Title)

Address:

(Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution (if required by Instruction 4):

(Authorized Signature)

(Title)

(Name of Firm)

Dated:                                         , 2003

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Existing Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus. Certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Holders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Company, setting forth the name and address of the Holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF EXISTING NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

See “The Exchange Offer” section in the Prospectus.

2. Tender by Holder. Only a Holder of Existing Notes may tender such Existing Notes in the Exchange Offer. Any beneficial holder of Existing Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such holder’s name or obtain a properly completed bond power from the registered Holder.

3. Partial Tenders. Tenders of Existing Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Existing Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of 11 1/2% Senior Subordinated Notes due 2011 (Existing Notes)” above. The entire principal amount of Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of a Holder’s Existing Notes is not tendered, then Existing Notes for the principal amount of Existing Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Existing Notes accepted for exchange will be sent to the Holder at his or her registered address (unless a different address is provided in the appropriate box on this Letter of Transmittal) promptly after the Existing Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Endorsements and Powers of Attorney; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered Holder(s) of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any Existing Notes not tendered or not accepted for exchange are to be reissued, to a person or persons other than the registered Holder(s), then endorsements of any certificate(s) transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers or powers of attorney, in each case signed exactly as the name or names on the registered Holder(s) appear(s) on the certificate(s) and signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates, bond powers or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for Existing Notes or signatures on bond powers or powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program (an “Eligible Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Existing Notes are tendered (i) by a registered Holder of Existing Notes (which term, for purposes of the Exchange Offer, includes any DTC participant whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible

Institution.

5. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Existing Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of a tender of Existing Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Exchange Notes issued in exchange for Existing Notes accepted for exchange or Existing Notes not tendered or accepted for exchange be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Exchange Notes or Existing Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

6. Tax Identification Number. A Holder whose Existing Notes are accepted for exchange is required to provide the Company with such Holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person. If the Issuer is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if the Holder does not furnish the Issuer with a TIN in the required manner, the Issuer is required to withhold a percentage (currently 28%) of any reportable payment, if any, made to a Holder of Existing Notes pursuant to this Exchange Offer (as well any future reportable payment made to a Holder with respect to Exchange Notes). Certain Holders are not subject to these federal backup withholding requirements. A non-United States person may qualify as an exempt recipient by submitting to the Issuer a properly completed IRS Form W-8BEN. Holders are urged to consult their own tax advisors to determine whether they are exempt.

See “Important Tax Information” and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Existing Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Existing Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person(s) other than the registered Holder(s) of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder(s) or on any other person(s)) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes listed in this Letter of Transmittal.

8. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify conditions to the Exchange Offer in the case of any Existing Notes tendered (and to refuse to do so).

9. No Conditional Transfers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes, nor shall any of them incur any liability for failure to give any such notice.

10. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated herein for further instructions.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or the “Guidelines for Certification of Taxpayer Identification Number” on Substitute Form W-9 may be directed to the Exchange Agent at one of the addresses specified in the Prospectus.

IMPORTANT TAX INFORMATION

Under current United States federal income tax law, a Holder exchanging Existing Notes is required to provide the Issuer with such Holder’s correct taxpayer identification number (“TIN”) (generally, a social security number, individual taxpayer identification number, or employer identification number) on Substitute Form W-9 provided below, and to certify whether the Holder is subject to federal backup withholding and that the Holder is a United States person. If the Issuer is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, if (a) the Holder does not furnish the Issuer with a TIN in the required manner, (b) the IRS notifies the Issuer that the TIN provided is incorrect, or (c) the Holder is required but fails to certify that the Holder is not subject to backup withholding, federal backup withholding will apply. If federal backup withholding applies, the Issuer or other payer is required to withhold a percentage (currently 28%) of any reportable payment made to a Holder of Existing Notes pursuant to this Exchange Offer (as well any future reportable payment made to a Holder with respect to Exchange Notes). Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the Certificate of Awaiting Taxpayer Identification Number below. If “Applied For” is written in Part I and the Issuer is not provided with a TIN within 60 days, the Issuer will remit any previously withheld amounts to the IRS as backup withholding.

Certain Holders (including, among others, all corporations and certain non-United States persons) are not subject to these federal backup withholding requirements. Exempt Holders other than non-United States persons should indicate their exempt status on Substitute Form W-9 by furnishing their TIN, writing “Exempt” on the face of the form, and signing and dating the form. A non-United States person must provide certification of foreign status as set forth below. Holders are urged to consult their own tax advisors to determine whether they are exempt.

A non-United States person may qualify as an exempt recipient by submitting to the Issuer a properly completed IRS Form W-8BEN, provided below, signed under penalty of perjury, certifying that the person is a non-United Stated person and is the beneficial owner of any payment received. Only the beneficial owner of a reportable payment subject to federal backup withholding should use Form W-8BEN. In general, a person is not a beneficial owner of income if the person is receiving the income as nominee, agent, or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Certain other foreign persons, such as a withholding foreign partnership, withholding foreign trust, or an intermediary, should also not use Form W-8BEN, but should use an alternate form of a Form W-8. Consult your tax advisor for more information. Failure to provide Form W-8BEN may result in withholding at a 30% rate (foreign person withholding) or federal backup withholding (currently 28%).

See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

(DO NOT WRITE IN THE SPACE BELOW)

Account Number: Transaction Code Number:

Certificate Surrendered	Existing Notes Tendered	Existing Notes Accepted

Delivery Prepared By: Checked By: Dated:

PAYER’S NAME: FASTENTECH, INC.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number (TIN) and Certification	Name: Address:	Individual ☐ Partnership ☐ Corporation ☐ Other (specify) ☐ Exempt from backup withholding ☐

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

Please provide your Taxpayer Identification Number in the space at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”		SSN: or EIN:
PART II. CERTIFICATION

Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2)	I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)	I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature

Date:                    , 2003

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature

Name (Please Print)                                                                                  Date:                                 , 2003

Form W-8BEN (Rev. December 2000) Department of the Treasury Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for

United States Withholding

➢ Section references are to the Internal Revenue Code.

➢ See separate instructions.

➢ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	Instead, use Form:

• A U.S. citizen or other U.S. person, including a resident alien individual	W-9
• A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY

•      A foreign government, international organization, foreign central bank of issue, foreign tax exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of sections(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)

W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
• A person acting as an intermediary	W-8IMY
Note: See instructions for additional exceptions.

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual organization that is the beneficial owner	2 Country of incorporation or organization

3 Type of beneficial owner:
☐ Grantor trust ☐ Central bank of issue	☐ Individual ☐ Complex trust ☐ Tax-exempt organization	☐ Corporation ☐ Estate ☐ Private foundation	☐ Disregarded entity ☐ Government	☐ Partnership ☐ International organization	☐ Simple trust

4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions) ☐ SSn or ITIN ☐ EIN	7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II	Claim of Tax Treaty Benefits (if applicable)

9	I certify that (check all that apply):

a ☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
b ☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
c ☐	The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
d ☐	The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
e ☐	The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10	Special rates and conditions (if applicable–see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9a above to claim a % rate of withholding on (specify type of income): . Explain the reasons the beneficial owner meets the terms of the treaty article ____________________________ ___________________________________________________________________________________________________

Part III	Notional Principal Contracts

11	☐	I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the united states. I agree to update this statement as required.

Part IV Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

•	I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
•	The beneficial owner is not a U.S. Person,
•	The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and
•	For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ➢	signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

	For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 12-2000)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the proper identification number to give:

For this type of account:		Give the name and SOCIAL SECURITY number of—	For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of—
1.	Individual account	The individual	6.	A valid trust estate, or pension trust	Legal entity (do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

			7.	Corporation	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Partnership	The partnership

	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship	The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employment identification number.
(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

Payees that may be Exempt from Backup Withholding:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

•	Payments made by certain foreign organizations.

•	Payments of patronage dividends not paid in money.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividends, interest, or other payments to provide identifying number for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (under current law) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.